UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2022

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EAGLE BANCORP MONTANA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-34682	27-1449820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Prospect Ave.

Helena, Montana 59601

(Address of Principal Executive Offices) (Zip Code)

(406) 442-3080

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.01 per share	EBMT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 21, 2022, Eagle Bancorp Montana, Inc. (the "Company") entered into a Subordinated Note Purchase Agreement (the "Purchase Agreement") with certain institutional accredited investors and qualified institutional buyers (the "Purchasers") pursuant to which the Company sold and issued $40.0 million in aggregate principal amount of its 3.50% fixed-to-floating rate subordinated notes due 2032 (the "Notes").  The Notes were issued by the Company to the Purchasers at a price equal to 100% of their face amount.  The Company intends to use the net proceeds it received from the sale of the Notes for general corporate purposes, including without limitation, providing capital to support its acquisition of First Community Bancorp, Inc. and the payment of outstanding senior notes.  The Purchase Agreement contains certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.

The Notes were issued under an Indenture, dated January 21, 2022 (the "Indenture"), by and between the Company and U.S. Bank National Association, as trustee (the "Trustee").  The Notes are not subject to any sinking fund and are not convertible into or exchangeable, other than pursuant to the Exchange Offer (as defined below), for any other securities or assets of the Company or any of its subsidiaries.

The Notes have a stated maturity of February 1, 2032, are redeemable by the Company at its option, in whole or in part, on or after February 1, 2027, and in whole but not in part, at any time upon the occurrences of certain events.  Prior to February 1, 2027, the Company may redeem the Notes, in whole but not in part, only under certain limited circumstances set forth in the Indenture.  On or after February 1, 2027, the Company may redeem the Notes, in whole or in part, at its option, on any interest payment date.  Any redemption by the Company would be at a redemption price equal to 100% of the principal amount of the Notes being redeemed, together with any accrued and unpaid interest on the Notes being redeemed to but excluding the date of redemption.  The Notes are not subject to redemption at the option of the holder.

The Notes will bear interest at a fixed rate of 3.50% per year, from and including January 21, 2022 to, but excluding, February 1, 2027.  From and including February 1, 2027 to, but excluding the maturity date or early redemption date, the interest rate will reset quarterly at a variable rate equal to the then current three-month term SOFR (as defined in the Indenture) plus 218 basis points.  As provided in the Notes, the interest rate on the Notes during the applicable floating rate period may be determined based on a rate other than three-month term SOFR.

Principal and interest on the Notes are subject to acceleration only in limited circumstances.  The Notes are unsecured, subordinated obligations of the Company, are not obligations of, and are not guaranteed by, any subsidiary of the Company, and rank junior in right of payment to the Company's current and future senior indebtedness.  The Notes are intended to qualify as Tier 2 capital of the Company for regulatory capital purposes.

The Notes were offered and sold by the Company in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.  On January 21, 2022, in connection with the sale and issuance of the Notes and the entry into the Purchase Agreement with the Purchasers, the Company also entered into a Registration Rights Agreement (the "Registration Rights Agreement") with the Purchasers.  Under the terms of the Registration Rights Agreement, the Company has agreed to take certain actions to provide for the exchange of the Notes for subordinated notes that are registered under the Securities Act and have substantially the same terms as the Notes (the "Exchange Offer").  Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it would be required to pay additional interest to the holders of the Notes.

The form of Purchase Agreement, the form of Registration Rights Agreement, the Indenture and the form of Note are attached as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Notes are summaries and are qualified in their entirety by reference to the full text of such documents.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On January 21, 2022, the Company issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished herewith as Exhibit 99.1.

In connection with the offering of the Notes, the Company delivered an investor presentation to potential investors on a confidential basis, a copy of which is furnished herewith as Exhibit 99.2.

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2. shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

4.1       Indenture dated January 21, 2022, by and between Eagle Bancorp Montana, Inc. and U.S. Bank National Association, as trustee.

4.2       Forms of 3.50% Fixed-to-Floating Rate Subordinated Note due 2032 (included as Exhibit A-1 and Exhibit A-2 to the Indenture filed as Exhibit 4.1 hereto).

10.1     Form of Subordinated Note Purchase Agreement dated January 21, 2022, by and among Eagle Bancorp Montana, Inc. and the Purchasers.

10.2     Form of Registration Rights Agreement dated January 21, 2022, by and among Eagle Bancorp Montana, Inc. and the Purchasers.

99.1     Press Release of Eagle Bancorp Montana, Inc. dated January 24, 2022.

99.2     Investor Presentation of Eagle Bancorp Montana, Inc.

104      Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: January 24, 2022	By:	/s/ Laura F. Clark
Laura F. Clark
Executive Vice President & CFO